Exhibit 24

                        POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That the undersigned officer of The Kroger Co. (the "Company") hereby constitutes and appoints Paul W. Heldman and Bruce M. Gack and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, to sign, execute and affix his seal thereto and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) any of the documents referred to below relating to the registration under the Securities Act of 1933, as amended, on Form S-8 or other appropriate form of such number of shares of the Common Stock of the Company as the Company may determine to include in that registration statement or any amendment thereto along with a like number of Common Stock Purchase Rights pursuant to the Company's Warrant Dividend Plan and an indeterminate number of plan interests associated therewith with respect to the selling of any such stock to the employees of the Company or its subsidiaries pursuant to the Dillon Companies, Inc. Employee Stock Ownership and Savings
Plan: (a) a registration statement under the Securities Act of 1933, as amended, with all exhibits and any and all documents required to be filed with respect thereto; and (b) any and all amendments thereto (including any amendment or amendments increasing or decreasing the amount of the securities or changing the securities for which registration is being sought) which may be filed from time to time by the Company with all exhibits and any and all documents required to be filed with respect thereto; granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand.


(Joseph A. Pichler)                      September 12, 1996
- --------------------
Joseph A. Pichler
Chairman and Chief Executive Officer
& Director

                        POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, That the undersigned officer of The Kroger Co. (the "Company") hereby constitutes and appoints Paul W. Heldman and Bruce M. Gack and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, to sign, execute and affix his seal thereto and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) any of the documents referred to below relating to the registration under the Securities Act of 1933, as amended, on Form S-8 or other appropriate form of such number of shares of the Common Stock of the Company as the Company may determine to include in that registration statement or any amendment thereto along with a like number of Common Stock Purchase Rights pursuant to the Company's Warrant Dividend Plan and an indeterminate number of plan interests associated therewith with respect to the selling of any such stock to the employees of the Company or its subsidiaries pursuant to the Dillon Companies, Inc. Employee Stock Ownership and Savings
Plan: (a) a registration statement under the Securities Act of 1933, as amended, with all exhibits and any and all documents required to be filed with respect thereto; and (b) any and all amendments thereto (including any amendment or amendments increasing or decreasing the amount of the securities or changing the securities for which registration is being sought) which may be filed from time to time by the Company with all exhibits and any and all documents required to be filed with respect thereto; granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand.

(W. Rodney McMullen)                    September 12, 1996
- ----------------------------
W. Rodney McMullen
Group Vice President &
Chief Financial Officer




                        POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That the undersigned officer of The Kroger Co. (the "Company") hereby constitutes and appoints Paul W. Heldman and Bruce M. Gack and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, to sign, execute and affix his seal thereto and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) any of the documents referred to below relating to the registration under the Securities Act of 1933, as amended, on Form S-8 or other appropriate form of such number of shares of the Common Stock of the Company as the Company may determine to include in that registration statement or any amendment thereto along with a like number of Common Stock Purchase Rights pursuant to the Company's Warrant Dividend Plan and an indeterminate number of plan interests associated therewith with respect to the selling of any such stock to the employees of the Company or its subsidiaries pursuant to the Dillon Companies, Inc. Employee Stock Ownership and Savings
Plan: (a) a registration statement under the Securities Act of 1933, as amended, with all exhibits and any and all documents required to be filed with respect thereto; and (b) any and all amendments thereto (including any amendment or amendments increasing or decreasing the amount of the securities or changing the securities for which registration is being sought) which may be filed from time to time by the Company with all exhibits and any and all documents required to be filed with respect thereto; granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand.





(J. Michael Schlotman                      September 12, 1996
- -------------------------
J. Michael Schlotman
Vice President and Corporate Controller


                        POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That the undersigned officer of The Kroger Co. (the "Company") hereby constitutes and appoints Paul W. Heldman and Bruce M. Gack and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, to sign, execute and affix his seal thereto and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) any of the documents referred to below relating to the registration under the Securities Act of 1933, as amended, on Form S-8 or other appropriate form of such number of shares of the Common Stock of the Company as the Company may determine to include in that registration statement or any amendment thereto along with a like number of Common Stock Purchase Rights pursuant to the Company's Warrant Dividend Plan and an indeterminate number of plan interests associated therewith with respect to the selling of any such stock to the employees of the Company or its subsidiaries pursuant to the Dillon Companies, Inc. Employee Stock Ownership and Savings
Plan: (a) a registration statement under the Securities Act of 1933, as amended, with all exhibits and any and all documents required to be filed with respect thereto; and (b) any and all amendments thereto (including any amendment or amendments increasing or decreasing the amount of the securities or changing the securities for which registration is being sought) which may be filed from time to time by the Company with all exhibits and any and all documents required to be filed with respect thereto; granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand.

(David B. Dillon)                          September 12, 1996
- -------------------------
David B. Dillon
President, Chief Operating Officer,
and Director





                        POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That the undersigned officer of The Kroger Co. (the "Company") hereby constitutes and appoints Paul W. Heldman and Bruce M. Gack and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, to sign, execute and affix his seal thereto and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) any of the documents referred to below relating to the registration under the Securities Act of 1933, as amended, on Form S-8 or other appropriate form of such number of shares of the Common Stock of the Company as the Company may determine to include in that registration statement or any amendment thereto along with a like number of Common Stock Purchase Rights pursuant to the Company's Warrant Dividend Plan and an indeterminate number of plan interests associated therewith with respect to the selling of any such stock to the employees of the Company or its subsidiaries pursuant to the Dillon Companies, Inc. Employee Stock Ownership and Savings
Plan: (a) a registration statement under the Securities Act of 1933, as amended, with all exhibits and any and all documents required to be filed with respect thereto; and (b) any and all amendments thereto (including any amendment or amendments increasing or decreasing the amount of the securities or changing the securities for which registration is being sought) which may be filed from time to time by the Company with all exhibits and any and all documents required to be filed with respect thereto; granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned directors have hereunto set their hands and seals, as of the 12th day of September, 1996.

(Raymond B. Carey, Jr.)            (John T. LaMacchia)
- ----------------------------       ------------------------

(Katherine D. Ortega)               (James D. Woods)
- -----------------------------      -------------------------

(John L. Clendenin)                  (Reuben V. Anderson)
- -----------------------------      -------------------------

(T. Ballard Morton, Jr.)             (Martha R. Seger)
- -----------------------------      -------------------------

(Patricia S. Longe)                  (David B. Dillon)
- -----------------------------      -------------------------

(Joseph A. Pichler)
- -----------------------------

(Thomas H. O'Leary)
- -----------------------------

(Edward M. Liddy)
- -----------------------------

                           RESOLUTION
                         -------------

WHEREAS, The Kroger Co. Savings Plan (the "Kroger Plan") was previously adopted by the Board of Directors of this Company on November 30, 1984, and the Dillon Companies, Inc. Employee Stock Ownership and Savings Plan (the "Dillon Plan") was previously adopted by the Board of Directors of Dillon Companies, Inc. on June 3, 1987 (together, the "Plans"); and

WHEREAS, the Company desires to register 6,000,000 additional shares of common stock and an indeterminate amount of plan interests associated therewith under the Kroger Plan and 2,000,000 additional shares of common stock and an indeterminate amount of plan interests associated therewith under the Dillon Plan; now, therefore,

RESOLVED, That the officers of the Company be, and they hereby are, authorized to execute Registration Statements for the Plans on behalf of the Company on Form S-8 (the "Registration Statements"), for the purpose of registering 6,000,000 additional shares and accompanying plan interests under the Kroger Plan and 2,000,000 additional shares and accompanying plan interests under the Dillon Plan and to file the same with the Securities and Exchange Commission in the form the officers executing the same approve, the approval of any such officer to be conclusively evidenced by execution and delivery thereof; and further

RESOLVED, That the officers of the Company be, and they hereby are, authorized from time to time to execute in the name and on behalf of the Company, such further amendment or amendments to said Registration Statements, as they shall deem desirable, to procure all other necessary signatures thereto and to file such amendment or amendments, when so signed, with the Securities and Exchange Commission; and further

RESOLVED, That Paul Heldman and Bruce M. Gack, or either one of them, be, and they hereby are, made, constituted and appointed the true and lawful attorneys-in-fact, with authority to sign and execute on behalf of The Kroger Co., and on behalf of the directors and officers thereof in their official capacities, the Registration Statements and any and all amendments thereto, which they in their discretion deem necessary or advisable to be filed with the Securities and Exchange Commission; and further

RESOLVED, That Paul Heldman, Vice President, Secretary and General Counsel of this Company, whose address is 1014 Vine Street, Cincinnati, Ohio, be and he hereby is designated as the Agent for Service to be named in the Registration Statements, and authorized to receive notices and communications, with respect to the registration under the Securities Act of 1933, as amended, of the proposed issues of the aforesaid shares of Common Stock and the plan interests with all powers consequent upon such designation under the rules and regulations of the Securities and Exchange Commission; and further

RESOLVED, That the officers of the Company be, and they hereby are, authorized to list the shares of Common Stock subject to the Plans, along with an equal number of rights under the Company's Warrant Dividend Plan, with the New York Stock Exchange and to take any and all actions, and prepare, execute, and file any and all applications, documents, reports, exhibits, agreements, and other papers, including an indemnity agreement relating to the use of facsimile signatures in the execution of the aforesaid shares of Common Stock, necessary, incidental or convenient to effectuate such listing; and further

RESOLVED, That for the purpose of executing the aforesaid shares of Common Stock the Company hereby adopts and acknowledges the facsimile signatures of Joseph A. Pichler and Paul Heldman, its Chairman of the Board, and Secretary, respectively, and said shares of Common Stock may be executed by the facsimile signatures hereby adopted until further order of the Board of Directors, notwithstanding that either or both of said persons may have ceased to hold the respective aforesaid offices at the time such shares of Common Stock shall be actually delivered; and further

RESOLVED, That the officers of the Company be, and they hereby are, authorized and directed, in the name and on behalf of the Company, to take any and all action which they deem necessary or advisable to register or qualify the aforesaid shares of Common Stock for issue, offer, sale or trade under the Blue Sky or securities laws of any State of the United States or Province of Canada and in connection therewith to sign, execute, acknowledge, verify, deliver, file and publish all such applications, issuer's covenants, consents to service of process, resolutions and other papers and documents as may be required under such laws, and to take any and all further action which they deem necessary or advisable in order to maintain such registration or qualification of such shares of Common Stock for as long as they may deem necessary or as required by law; and further

RESOLVED, That the officers of the Company be, and they hereby are, authorized and directed in the name and on behalf of the Company to do or cause to be done all such further acts and things, to prepare, execute and deliver and, where necessary or appropriate, file with the appropriate governmental authorities, all such certificates, contracts, agreements, registration statements, documents, applications, instruments, or other papers, as in their judgment, or in the judgment of any of them shall be necessary or appropriate to carry out, comply with and effectuate the purposes and intents of the foregoing resolutions and the various transactions contemplated thereby, including such changes to or restatements of the prospectus for the Kroger Plan as may be necessary or desirable in the judgment of the officers, upon advice of counsel.